SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 20, 2004
                                                        -----------------


                   Cognizant Technology Solutions Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   0-24429                  13-3728359
--------------------------------------------------------------------------------
      (State or Other       (Commission File Number)        (IRS Employer
       Jurisdiction                                      Identification No.)
     of Incorporation)


500 Glenpointe Centre West
Teaneck, New Jersey                                                      07666
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (201) 801-0233
                       ----------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.  REGULATION FD DISCLOSURE.

      On February 20, 2004,  Cognizant  Technology  Solutions  Corporation  (the
"Registrant") issued a press release announcing the intent to acquire Ygyan Consulting, a Pune, India-based SAP services provider. The Registrant has determined that the proposed acquisition will not be material for purposes of the filing requirements of Form 8-K. The Registrant anticipates that the transaction will be consummated by the end of February. The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

      The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing. Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

     Exhibit No.                     Description
     -----------                     -----------

       99.1                          Press release dated February 20, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              COGNIZANT TECHNOLOGY
                              SOLUTIONS CORPORATION


                              By:  /s/ Francisco D'Souza
                                   ----------------------------------------
                                   Name:  Francisco D'Souza
                                   Title: Chief Operating Officer

Date: February 20, 2004

                                  EXHIBIT INDEX

     Exhibit No.                     Description
     -----------                     -----------

       99.1                          Press release dated February 20, 2004